UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 15, 2006

DUKE REALTY LIMITED PARTNERSHIP
(Exact Name of Registrant as Specified in its Charter)

Indiana	0-20625	35-1898425
(State or other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

600 East 96th Street
Suite 100
Indianapolis, IN 46240
(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (317) 808-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement.

On June 15, 2006, Duke Realty Corporation, an Indiana corporation (“Duke”), and Duke Realty Limited Partnership, an Indiana limited partnership (the “Partnership”) of which Duke is the sole general partner, entered into a Terms Agreement (including the related Underwriting Agreement, dated as of January 5, 2006, attached as Annex A thereto and made a part thereof, the “Terms Agreement”) with the several underwriters named therein (the “Underwriters”), pursuant to which the Underwriters agreed to purchase from Duke an aggregate of 4,000,000 depositary shares, each representing 1/10 of a 7.25% Series N Cumulative Redeemable Preferred Share (par value $0.01 per share) (collectively, the “Series N Preferred Shares”). The Series N Preferred Shares were registered with the Securities and Exchange Commission (the “Commission”) pursuant to Duke’s and the Partnership’s registration statement on Form S-3 (Registration Statement No. 333-120492) (as may be amended, the “Registration Statement”), under the Securities Act of 1933, as amended.

Pursuant to General Instruction F to the Commission’s Form 8-K, a copy of the Terms Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K (this “Report”), and the information in the Terms Agreement is incorporated into this Item 1.01 by this reference.

Item 9.01.              Financial Statements and Exhibits.

The Terms Agreement listed below and filed as Exhibit 1.1 to this Report also is being filed pursuant to Item 601 of the Commission’s Regulation S-K in lieu of filing the otherwise required exhibits to the Registration Statement. This Form 8-K is incorporated by reference into the Registration Statement, and, as such, the Partnership is filing the Terms Agreement to cause it to be incorporated by reference into the Registration Statement as an exhibit thereto.  By filing this Report, and the exhibit hereto, however, neither Duke nor the Partnership believes that any of the information set forth herein or in the exhibit hereto represent, either individually or in the aggregate, a “fundamental change” (as such term is used in Item 512(a)(1)(ii) of the Commission’s Regulation S-K) in the information set forth in, and incorporated by reference into, the Registration Statement.

Exhibit Number	Description

1.1

Terms Agreement, dated as of June 15, 2006 (including the related Underwriting Agreement, dated as of January 5, 2006, attached as Annex A thereto and made a part thereof, which Underwriting Agreement is incorporated by reference herein from Exhibit 1.1 to the Current Report on Form 8-K filed by Duke Realty Limited Partnership with the Securities and Exchange Commission on January 31, 2006), by and among Duke Realty Corporation, Duke Realty Limited Partnership, and the several underwriters named in the Terms Agreement (incorporated by reference from Exhibit 1.1 to the Current Report on Form 8-K filed by Duke Realty Corporation on June 21, 2006).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE REALTY LIMITED PARTNERSHIP

	By:	Duke Realty Corporation
As its sole General Partner

June 20, 2006	By:	/s/ Howard L. Feinsand
		Name:	Howard L. Feinsand
		Title	Executive Vice President, General Counsel and Corporate Secretary